MONMOUTH REAL ESTATE INVESTMENT CORPORATION

JUNIPER BUSINESS PLAZA

3499 ROUTE 9 NORTH, SUITE 3-D

FREEHOLD, NEW JERSEY 07728

A Public REIT Since 1968

INTERNET:	(732) 577-9996	EMAIL:
www.mreic.reit	FAX: (732) 577-9981	mreic@mreic.com

FOR IMMEDIATE RELEASE	October 2, 2017

Contact: Susan Jordan 732-577-9996

MONMOUTH REAL ESTATE DECLARES

PREFERRED DIVIDEND

FREEHOLD, NJ, OCTOBER 2, 2017…...On October 2, 2017, the Board of Directors of Monmouth Real Estate Investment Corporation (NYSE:MNR) declared a dividend for the period September 1, 2017 through November 30, 2017, of $0.3828125 per share on the Company’s 6.125% Series C Cumulative Redeemable Preferred Stock payable December 15, 2017 to shareholders of record as of the close of business on November 15, 2017. Series C preferred share dividends are cumulative and payable quarterly at an annual rate of $1.53125.

Monmouth Real Estate Investment Corporation, founded in 1968, is one of the oldest public equity REITs in the U.S. The Company specializes in single-tenant, net-leased industrial properties, subject to long-term leases, primarily to investment grade tenants. Monmouth Real Estate Investment Corporation is a fully integrated and self-managed real estate company, whose property portfolio consists of 108 properties containing a total of approximately 18.8 million rentable square feet, geographically diversified across 30 states. In addition, the Company owns a portfolio of REIT securities.

FORWARD-LOOKING STATEMENTS

This press release contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, Section 21E of the Securities Exchange Act of 1934, as amended. Forward-looking statements provide the Company’s current expectations or forecasts of future events. Forward-looking statements include statements about the Company’s expectations, beliefs, intentions, plans, objectives, goals, strategies, future events, performance and underlying assumptions and other statements that are not historical facts, including with regard to the Company’s securities offering or the anticipated use of proceeds. You can identify forward-looking statements by their use of forward-looking words, such as “may,” “will,” “might,” “anticipate,” “estimate,” “project,” “expect,” “believe,” “intend,” “plan,” “should,” “seek” or comparable terms, or the negative use of those words, but the absence of these words does not necessarily mean that a statement is not forward-looking. The forward-looking statements are based on the Company’s beliefs, assumptions and expectations of its future performance, taking into account all information currently available to it. Forward-looking statements are not predictions of future events. These beliefs, assumptions and expectations can change as a result of many possible events or factors, not all of which are known to the Company. Some of these factors are described under the headings “Risk Factors” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations” as included in the Company’s Annual Report on Form 10-K for the fiscal year ended September 30, 2016 and its other periodic reports filed with the Securities and Exchange Commission, which are accessible on the Securities and Exchange Commission’s website at www.sec.gov. These factors should not be construed as exhaustive and should be read in conjunction with other cautionary statements that are included in the filings. These and other risks, uncertainties and factors could cause the Company’s actual results to differ materially from those included in any forward-looking statements it makes. Any forward-looking statement speaks only as of the date on which it is made. New risks and uncertainties arise over time, and it is not possible for the Company to predict those events or how they may affect it. Except as required by law, the Company is not obligated to, and does not intend to, update or revise any forward-looking statements, whether as a result of new information, future events or otherwise. You should not place undue reliance on these forward-looking statements, as events described or implied in such statements may not occur.

######